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                                                                   EXHIBIT 10.22

                            STOCKHOLDERS AGREEMENT

          This Stockholders Agreement ("Agreement") is entered into as of this 24th day of November, 1999, by and among Panolam International Holdings, Inc., a Delaware corporation (the "Company"), Panolam Acquisition Company, L.L.C., a Delaware limited liability company ("PAC"), Genstar Capital Partners II, L.P., a Delaware limited partnership ("Genstar") and StarGen II LLC, a Delaware limited liability company ("Stargen") (Genstar and Stargen each, individually, a "Stockholder," and collectively the "Stockholders"). These parties are sometimes referred to herein individually by name or as a "Party" and collectively as the "Parties."

                                   RECITALS
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          WHEREAS, PAC, the Company and the Stockholders are parties to that certain Stock Purchase and Redemption Agreement dated as of October 14, 1999 (the "Stock Purchase Agreement");

          WHEREAS, as a condition of consummating the transactions contemplated by the Stock Purchase Agreement, the Stockholders are executing this Agreement;

          WHEREAS, as a result of the consummation of the transactions contemplated by the Stock Purchase Agreement, the Stockholders will retain shares of Class A Common Stock, par value $0.01 per share, of the Company ("Stockholders Common Stock") issued and outstanding prior to the date hereof;

          WHEREAS, as a result of the consummation of the transactions contemplated by the Stock Purchase Agreement, PAC will be the record and beneficial holder of shares of Class A Common Stock, par value $0.0l per share, of the Company (together with the Stockholders Common Stock, the "Common Stock"); and

          WHEREAS, the Company, PAC and the Stockholders desire to enter into this Agreement to provide for certain matters with respect to the ownership and transfer of the shares of Common Stock now held of record or beneficially by, or hereafter acquired by, the Parties (collectively, the "Restricted Shares").

          NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.  RIGHT OF FIRST REFUSAL.

                (a) In the event that at any time prior to the Company's
            consummation of an initial public offering, any Stockholder desires to transfer convey, assign, pledge or otherwise dispose of (collectively, "Transfer") any Restricted Shares to any third party other than a Permitted Transferee (as defined below), such Stockholder (the "Offeror") shall provide written notice (the "Notice") to PAC and the Company, which notice shall set forth (i) confirmation that such Offeror
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            intends to Transfer all or certain of its Restricted Shares in a bona fide transaction with a third party (the "Third Party Purchaser"), (ii) the number of Restricted Shares proposed to be Transferred (the "Offered Shares"), (iii) the proposed amount and form of consideration to be paid for the Offered Shares and (iv) all other material terms of the proposed Transfer. Within forty-five
            (45) days of receipt of the Notice (the "PAC Election Period"), PAC may elect to purchase all, but not less than all, of the Offered Shares at the price and on the terms and conditions set forth in the Notice by delivery of a written notice to the Offeror (the "PAC Election Notice"), which PAC Election Notice shall constitute the binding agreement of PAC and Offeror to purchase and sell all of such Offered Shares at the price and on the terms and conditions set forth in the Notice. Within forty-five (45) days of delivery of the PAC Election Notice, PAC shall deliver a certified check payable to such Offeror, or to such other person as such Offeror may request, in the amount of the purchase price (as calculated below) of such Offered Shares to be purchased by PAC. Upon receipt of payment for the Offered Shares, such Offeror shall deliver instruments of transfer duly endorsed in blank, together with the corresponding certificate(s) representing all such Offered Shares to PAC. Notwithstanding the foregoing, if any approval, consent or other action by, or filing with, any governmental authority (a "Governmental Action") is required in connection with any such purchase of Offered Shares and such Governmental Action has not been completed or obtained on or prior to the date scheduled for closing, the closing of the purchase of all Offered Shares shall take place on the second (2nd) business day after such Governmental Action has been completed or obtained. The Parties shall use reasonable efforts to complete or obtain any such required Governmental Actions; provided that no Party shall be required to agree to any divestiture or operational constraint or pay any material amount of money (other than the filing fee payable in connection with any notification required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) as a condition of obtaining such Governmental Action. If each of the Parties have acted in good faith to complete or obtain any such required Governmental Action and such Governmental Action has not been completed or obtained on or before the date which is ninety (90) days after the delivery to the Offeror of the PAC Election Notice, the proposed sale of Offered Shares subject to such required Governmental Action shall be canceled and, for all purposes, PAC shall be deemed to have elected not to purchase such Offered Shares pursuant to this Section 1 and the Offeror shall be free to Transfer the Offered Shares to the Third Party Purchaser. The Parties acknowledge that, if PAC delivers a PAC Election Notice, it may, at the election of PAC, cause the Company, its subsidiaries or any PAC Affiliate to purchase all or any part of the Offered Shares in lieu of PAC in accordance with the time periods set forth above.

                (b) If the PAC Election Notice is not received by such Offeror from PAC within the period specified in paragraph (a) above, or if PAC (together with any of its designees) elects to purchase less than all of the Offered Shares or fails to deliver the purchase price of the Offered Shares in accordance with the terms hereof, the Offeror shall have the right to Transfer the Offered Shares specified in

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            the Notice to the Third Party Purchaser in accordance with the terms of this Agreement, but only at a price and upon terms and conditions no less favorable to the Offeror than those stated in the Notice and only if the consummation of sale occurs on a date within 90 days from the end of the PAC Election Period.

                (c) For purposes of calculating the purchase price of any such transfer, sale or disposition, if any portion of the consideration consists of other than cash, the fair market value of any non-cash consideration shall be determined in accordance with Section 7(m) below.

                (d) The closing of the transactions contemplated by this
            Section 1 shall occur at the principal place of business of the Company unless otherwise agreed to in writing by PAC and the parties to such transaction.

                (e) Notwithstanding the foregoing, nothing in this Section 1 shall prevent the Transfer of any Restricted Shares by any Stockholder to a Permitted Transferee. As used herein, the term "Permitted Transferee" shall mean (i) for any Stockholder, the Company or any of its wholly-owned Subsidiaries, (ii) for any Stockholder that is an individual, his or her spouse, or his or her lineal descendants (which term shall include biological as well as adopted descendants) or trusts for their benefit provided that such Stockholder retains the sole and exclusive right to vote or dispose of any Restricted Shares transferred to such trust or any family member, (iii) for any Stockholder that is an individual, upon such Stockholder's death, such Stockholder's executors, administrators, testamentary trustees, legatees and beneficiaries, (iv) for any Stockholder that is an entity, any person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Stockholder, and
            (v) for any Stockholder that is an entity, its stockholders, partners or members.

                (f) As a condition of any Transfer to a Permitted Transferee or a Third Party Purchaser permitted hereunder, the transferee shall, if requested by the Company, deliver to the Company an opinion of counsel reasonably acceptable to a majority of the Board of Directors to the effect that such Transfer is not in violation of this Agreement, the Securities Act or the securities laws of any state and shall agree to be bound by this Agreement by executing a copy of a signature page to this Agreement as provided in Section 7(k) hereof. Upon the delivery of such counterpart agreement (and the opinion of counsel, if any, required pursuant to this subsection
            (f)) and so long as such person or entity is the record holder of Restricted Shares, the Permitted Transferee of a Stockholder shall be deemed a "Stockholder" for all purposes hereunder. Any purported Transfer in violation of the provisions of this Section 1 without the written waiver executed by PAC of its rights hereunder shall be null and void and shall have no force or effect.

SECTION 2.  "TAG-ALONG" RIGHTS.

                (a) Sales of PAC Shares by PAC Holders. In the event that any
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            PAC Holder or PAC Holders (as hereinafter defined) shall propose to transfer, sell or

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            otherwise dispose, in one or more transactions, of PAC Shares (as hereinafter defined) comprising ten percent (10%) or more of the outstanding Common Stock, for value (a "Tag-Along Sale") to a third party or third parties (a "Proposed Purchaser"), other than pursuant to an Exempt Transfer (as hereinafter defined), each Stockholder Holder (as hereinafter defined) shall have the right and option ("Tag-Along Rights"), but not the obligation, to participate in such Tag-Along Sale, on the same terms and subject to the same conditions as the Tag-Along Sale proposed by such PAC Holder, by transferring up to a number of Stockholder Shares (as hereinafter defined) owned by such Stockholder Holder equal to the number derived by multiplying (x) the total number of PAC Shares which the PAC Holder proposes to transfer in connection with such Tag-Along Sale (the "Proposed Number of Transferred Shares"), by (y) a fraction, the numerator of which is the total number of Stockholder Shares owned by such Stockholder Holder, and the denominator of which is the total number of PAC Shares then held by the PAC Holder proposing such Tag-Along Sale(the "Proposed Stockholder Tag-Along Shares").

                (b) Notices. A PAC Holder shall notify, or cause to be notified,
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            each Stockholder Holder in writing of any proposed Tag-Along Sale at least ten (10) Business Days (as such term is defined in the Stock Purchase Agreement) prior to the effective date of such proposed Tag-Along Sale (a "PAC Tag-Along Notice"). Any such PAC Tag-Along Notice delivered to a Stockholder Holder in connection with a proposed Tag-Along Sale shall set forth: (i) the Proposed Number of Transferred Shares and the Proposed Stockholder Tag-Along Shares which such Stockholder Holder is entitled to transfer in connection with such Tag-Along Sale, (ii) the name and address of the Proposed Purchaser of such Proposed Stockholder Tag-Along Shares in connection with such Tag-Along Sale, (iii) the proposed amount and form of consideration to be delivered by the Proposed Purchaser in exchange for such Proposed Stockholder Tag-Along Shares in connection with such Tag-Along Sale, setting forth the terms of any proposed non-cash consideration, (iv) the material terms and conditions of such proposed Tag-Along Sale; (v) the proposed effective date of the proposed Tag-Along Sale, and (vi) that the Proposed Purchaser has been informed of the Tag-Along Rights set forth in Section 2(a) hereof, and has agreed to purchase Stockholder Shares held by Stockholder Holders in accordance with the terms hereof. Any Stockholder Holder may exercise the Tag-Along Rights set forth in Section 2(a) in connection with a Tag-Along Sale described in a PAC Tag-Along Notice by delivery of a written notice to the PAC Holder proposing to transfer PAC Shares (a "Stockholder Tag-Along Notice") within (5) Business Days following receipt of a PAC Tag-Along Notice from such PAC Holder, as prescribed by the immediately preceding sentence. Any Stockholder Tag-Along Notice delivered by a Stockholder Holder to a PAC Holder in connection with a proposed Tag-Along Sale shall set forth the number of Stockholder Shares that such Stockholder Holder proposes to include in such proposed Tag-Along Sale, which number shall not exceed the Proposed Stockholder Tag-Along Shares which such Stockholder Holder is entitled to transfer in connection with such proposed Tag-Along Sale pursuant to
            Section 2(a) hereof.

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                (c) Number of Shares to be Sold. In the event that one or more
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            Stockholder Holders shall deliver a Stockholder Tag-Along Notice pursuant to Section 2(b) hereof in connection with a proposed Tag-Along Sale, (i) each such Stockholder Holder shall be permitted to transfer to the Proposed Purchaser in connection with such proposed Tag-Along Sale up to the maximum number of Proposed Stockholder Tag-Along Shares applicable to such Stockholder Holder, and (ii) the PAC Holder proposing to transfer PAC Shares in connection with such proposed Tag-Along Sale shall be permitted to transfer to the Proposed Purchaser for a 180-day period immediately following the five (5) Business Day period set forth in Section 2(b) hereof up to a number of PAC Shares equal to (x) the Proposed Number of Transferred Shares, less (y) the aggregate number of Proposed Stockholder Tag-Along Shares proposed to be transferred by all Stockholder Holders pursuant to Section 2(b) hereof upon the exercise of Tag-Along Rights in connection with such proposed Tag-Along Sale, on terms and subject to conditions no more favorable to the PAC Holder than those terms and conditions described in the PAC Tag-Along Notice delivered by such PAC Holder pursuant to Section 2(b) hereof.

                (d) Purchase Agreement and Stockholder Share Certificates. In
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            the event that any Stockholder Holder shall elect to exercise Tag-
            Along Rights in connection with a proposed Tag-Along Sale, such Stockholder Holder shall (i) prior to closing of any such proposed Tag-Along Sale, execute any purchase agreement or other certificate, instrument or other agreement required by the Proposed Purchaser to consummate the proposed Tag-Along Sale; provided, however, that any such purchase agreement or other certificates instruments and other agreements shall be on terms no less favorable to the Stockholder Holder than as those executed by the PAC Holder with respect to the PAC Shares proposed to be sold or otherwise disposed of in connection with such Tag-Along Sale, including, without limitation, the amount and form of the purchase price therefor, the provision of, and representation and warranty as to, information requested by such PAC Holder from the Proposed Purchaser, and the provision of requisite indemnifications from the Proposed Purchaser; and provided, further, that any indemnification provided by each PAC Holder and Stockholder Holder participating in such proposed Tag-Along Sale to the Proposed Purchaser shall be made pro rata in proportion to the number of PAC Shares and Stockholder Shares to be sold or otherwise disposed of in connection with such Tag-Along Sale, and (ii) at the closing of any such proposed Tag-Along Sale, deliver to the PAC Holder the certificate or certificates representing the Stockholder Shares to be sold or otherwise disposed of in connection with such proposed Tag-Along Sale by such Stockholder Holder, duly endorsed for transfer with signatures guaranteed, against receipt of the purchase price therefor.

                (e) Custody Agreement and Power of Attorney. Upon delivery of a
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            Stockholder Tag Along Notice in connection with a proposed Tag Along
            Sale pursuant to Section 2(b) hereof, the Stockholder Holder delivering such Stockholder Tag-Along Notice shall, if requested by the PAC Holder proposing to effect such Tag-Along Sale, execute and deliver a custody agreement and power

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            of attorney in form and substance reasonably satisfactory to such
            PAC Holder with respect to Stockholder Shares which are to be sold or otherwise disposed of in connection with such Tag-Along Sale to the Proposed Purchase.

                (f) Certain Definitions. As used in this Agreement, the
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            following terms shall have the respective meanings:

            "Exempt Transfer" means (i) a transfer by a PAC Holder to any PAC Affiliate, or a transfer by a Stockholder Holder to any Stockholder Affiliate,
(ii) a transfer by any PAC Affiliate to another PAC Affiliate, or by any Stockholder Affiliate to another Stockholder Affiliate, (iii) a transfer in the form of dividends or distributions (whether upon liquidation or otherwise) by PAC and a PAC Affiliate, or by a Stockholder and a Stockholder Affiliate, to its stockholders, members, or partners, as the case may be (and any subsequent transfer by any such stockholder, member, or partner), (iv) a transfer by any PAC Holder or Stockholder Holder (a "Holder") effected pursuant to Rule 144 under the Securities Act, (v) a transfer by any PAC Holder or Stockholder Holder effected pursuant to a Registration Statement declared or ordered effective by the United States Securities and Exchange Commission (the "SEC") under the Securities Act, (vi) a transfer by a Stockholder Holder to a Proposed Purchaser pursuant to Section 2 or Section 3 hereof, (vii) upon the death of a PAC Holder or Stockholder Holder that is an individual to his or her executors, administrators, testamentary trustees, legatees or beneficiaries, or (viii) a transfer by a PAC Holder or Stockholder Holder that is an individual to a trust, the beneficiaries of which may include only the transferring Holder, his or her spouse, or his or her lineal descendants (which term shall include biological as well as adoptive descendants), or from the trustee of such trust to the beneficiaries of such trust, or to another trustee of a trust with identical beneficiaries (provided that such Holder retains the sole and exclusive right to vote or dispose of any Restricted Shares transferred to such trust, beneficiaries, spouse or lineal descendant); provided, however, that in the case of clauses (i), (ii), (vii) and (viii) of this definition, the transferee agrees in writing to be bound by the terms and provisions of this Agreement in the same manner as the transferor.

            "PAC Affiliate" means, (i) PAC, (ii) a person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, PAC, including, without limitation, any of PAC's members or any other corporation, limited liability company, limited partnership, general partnership or other entity, directly or indirectly, controlled by TC Group, L.L.C. or CEP General Partner L.P., or (iii) any stockholder, partner or member of any PAC Affiliate.

            "PAC Holder" means, as of any date of determination, (i) PAC, (ii) any PAC Affiliate and (iii) any other person or entity to whom PAC or any other PAC Holder transfers PAC Shares, which person or entity is required by this Agreement to be bound by the terms and provisions of this Agreement in the same manner as the transferor.

            "PAC Shares" means, as of any date of determination, (i) the shares of Common Stock then held by any PAC Holders, and (ii) the shares of Common Stock issuable upon the conversion, exercise or exchange of any options, warrants, and other securities or any other rights to purchase or otherwise acquire shares of Common Stock then held by any PAC Holders.

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            "Stockholder Affiliate" means, with respect to any Stockholder, a person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Stockholder, including, without limitation, any of Genstar's partners or Stargen's members.

            "Stockholder Holder" means, as of any date of determination, (i) any Stockholder, (ii) any Stockholder Affiliate, and (iii) any other person or entity to whom any Stockholder or any other Stockholder Holder transfers Stockholder Shares, which person or entity is required by this Agreement to be bound by the terms and provisions of this Agreement in the same manner as the transferor.

            "Stockholder Shares" means, as of any date of determination, (i) the shares of Common Stock then held by any Stockholder Holders, and (ii) the shares of Common Stock issuable upon the conversion, exercise or exchange of any options, warrants, and other securities or any other rights to purchase or otherwise acquire shares of Common Stock then held by any Stockholder Holders.

SECTION 3.  "DRAG-ALONG" RIGHTS.

                (a) Sales of PAC Shares by PAC Holders. Notwithstanding Section
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            2 hereof, in the event that any PAC Holder or PAC Holders shall propose to transfer, sell or otherwise dispose, in one or more transactions, of PAC Shares comprising ten percent (10%) or more of the outstanding Common Stock, for value (a "Drag-Along Sale") to a Proposed Purchaser, other than pursuant to an Exempt Transfer, then upon the request of such PAC Holder, each Stockholder Holder shall sell to such Proposed Purchaser in connection with such Drag-Along Sale, at the same price, upon the same terms and subject to the same conditions applicable to the PAC Holder in connection therewith, the number of Stockholder Fully-Diluted Shares (as hereinafter defined) equal to the number derived by multiplying (x) the number of Stockholder Fully-Diluted Shares then held by such Stockholder Holder, by (y) a fraction, the numerator of which is the total number of PAC Shares that the PAC Holder proposes to transfer to such Proposed Purchaser in connection with such proposed Drag-Along Sale, and the denominator of which is the total number of PAC Shares (the "Stockholder Drag-Along Shares"). The rights set forth in this
            Section 3(a) shall be referred to herein as "Drag-Along Rights."

                (b) Notice. A PAC Holder shall notify, or cause to be notified,
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            each Stockholder Holder in writing of any proposed Drag-Along Sale at least ten (10) Business Days prior to the effective date of such proposed Drag-Along Sale (a "PAC Drag-Along Notice"). Any such Drag-Along Notice delivered to a Stockholder Holder in connection with a proposed Drag-Along Sale shall set forth: (i) the Stockholder Drag-Along Shares to be transferred by such Stockholder Holder in connection with such Drag-Along Sale, (ii) the name and address of the Proposed Purchaser in connection with such Drag-Along Sale,
            (iii) the proposed amount and form of consideration to be delivered by the Proposed Purchaser in exchange for such Stockholder Drag-Along Shares, setting

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            forth the terms of any non-cash consideration, (iv) the material terms and conditions of such Drag-Along Sale, (v) the proposed effective date of the proposed Drag-Along Sale and the date upon which the Stockholder Holders shall deliver to the PAC Holder the certificates or other documentation representing the Stockholder Fully-Diluted Shares to be transferred in connection with such Drag-Along Sale, duly endorsed for transfer, and (vi) that the Proposed Purchaser has been informed of the Drag-Along Rights, and has agreed to purchase all of the applicable Stockholder Fully-Diluted Shares in accordance with the terms hereof.

                (c) Stockholder Share Certificates. In the event that any PAC
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            Holder shall elect to exercise Drag-Along Rights in connection with a Drag-Along Sale, upon receipt of a PAC Drag-Along Notice, each Stockholder Holder shall deliver to the PAC Holder the certificate or certificates (or other documentation) representing the applicable Stockholder Fully-Diluted Shares to be sold in connection with such Drag-Along Sale, duly endorsed for transfer with signatures guaranteed against receipt of the purchase price therefor, on or before the date set forth in the Drag-Along Notice for such delivery.

                (d) Purchase Agreement and Stockholder Share Certificates. In
                    -----------------------------------------------------
            the event that any PAC Holder shall elect to exercise Drag-Along Rights in connection with a proposed Drag-Along Sale, such Stockholder Holder shall (i) prior to closing of any such proposed Drag-Along Sale, execute any purchase agreement or other certificates, instruments and other Agreement required by the Proposed Purchaser to consummate the proposed Drag-Along Sale; provided, however, that any such purchase agreement or other certificates instruments and other agreements shall be on terms no less favorable to the Stockholder Holder than are those executed by the PAC Holder with respect to the PAC Shares proposed to be sold or otherwise disposed of in connection with such Drag-Along Sale, including, without limitation, the amount and form of the purchase price therefor, the provision of, and representation and warranty as to, information requested by such PAC Holder from the Proposed Purchaser, and the provision of requisite indemnifications from the Proposed Purchaser; and provided, further, that any indemnification provided by each PAC Holder and Stockholder Holder participating in such proposed Drag-Along Sale to the Proposed Purchaser shall be made pro rata in proportion to the number of PAC Shares and Stockholder Shares to be sold or otherwise disposed of in connection with such Drag-Along Sale, and (ii) at the closing of any such proposed Drag-Along Sale, deliver to the PAC Holder the certificate or certificates representing the Stockholder Shares to be sold or otherwise disposed of in connection with such proposed Drag-Along Sale by such Stockholder Holder, duly endorsed for transfer with signatures guaranteed, against receipt of the purchase price therefor.

                (e) Effect of Drag-Along Sale. In the event that a Stockholder
                    -------------------------
            Holder shall receive such Stockholder Holder's proportionate share of the purchase price from a Drag-Along Sale, but has failed to deliver a certificate or certificates (or other documentation, if applicable) representing the Stockholder Fully-Diluted Shares sold by such Stockholder Holder in connection with such Drag-Along

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            Sale, as described in this Section 3, such Stockholder Holder shall thereafter no longer be deemed to be the holder of such Stockholder Fully-Diluted Shares for any purposes, shall have no voting rights, shall not be entitled to any dividends or other distributions and shall have no other rights or privileges granted to stockholders under law or this Agreement with respect to such Stockholder Fully-Diluted Shares.

                (f) As used in this Section 3, "Stockholder Fully-Diluted
            Shares" means, as of any date of determination, (i) all shares of Common Stock then held by all Stockholder Holders, plus (ii) all shares of Common Stock issuable upon the conversion, exercise or exchange of any options, warrants, and other securities or any other rights to purchase or otherwise acquire shares of Common Stock then held by all Stockholder Holders.

SECTION 4.  COMPANY SALE.

                (a) If the Board of Directors and the holders of a majority of the outstanding shares of Common Stock approve a Company Sale (as defined below), each Stockholder agrees that he shall consent to and raise no objections against such Company Sale, and if the Company Sale is structured as a sale of stock, each Stockholder shall sell all or any portion of the Restricted Shares in connection with such Company Sale on the terms and conditions approved by the Board of Directors and the holders of a majority of the outstanding shares of Common Stock. Following approval of a Company Sale by holders of a majority of the outstanding shares of Common Stock, each Stockholder hereby agrees to take all actions that the Board of Directors and the holders of a majority of the outstanding shares of Common Stock reasonably deem necessary or desirable in connection with the consummation of such Company Sale. Notwithstanding anything herein to the contrary, a Stockholder shall be obligated under this Section 4 only if such Stockholder shall receive in connection with the Company Sale the same consideration (or, with the Stockholder's approval, an amount of cash of equivalent value) per share of Common Stock held by such Stockholder to the consideration received by each PAC Affiliate for each share of Common Stock held by such PAC Affiliate in connection with such Company Sale.

                (b) If the Company or the holders of the Company's securities enter into any negotiation with respect to a Company Sale which involves the issuance of Securities (as defined in the Securities
            Act) to the holders of shares of Common Stock for which Rule 506 (or any similar rule then in effect) promulgated under the Securities Act may be available, each Stockholder that is unable to represent that it is an accredited investor shall, if requested by the Company, appoint a stockholder representative (as such term is defined in Rule 501 of the Securities Act) reasonably acceptable to the Company to advise Stockholder in connection with such Company Sale. If such stockholder representative was designated by the Company, the Company shall pay the fees of such stockholder representative, but if Stockholder appoints another stockholder representative, Stockholder shall be responsible for the fees of the stockholder representative so appointed.

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                (c)  Stockholders shall bear their pro-rata share (based upon the number of shares held by Stockholders that are sold in such Company Sale) of the costs of any sale of Common Stock pursuant to a Company Sale to the extent such costs are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company, the acquiring party, or any other person.

                  (d) For the purpose hereof, "Company Sale" shall mean the
            consummation of any transaction or series of transactions pursuant to which one or more persons or entities or group of persons or entities (other than any PAC Affiliate) acquires (i) capital stock of the Company possessing the voting power sufficient to elect a majority of the members of the Board of Directors of the Company or its successor(s) (whether such transaction is effected by merger, consolidation, recapitalization, sale or transfer of the Company's capital stock or otherwise) or (ii) all or substantially all of the assets of the Company and its subsidiaries.

SECTION 5.  REGISTRATION RIGHTS.

       (a)  Piggyback Registrations. If the Company at any time proposes to
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register under the Securities Act any shares of Common Stock or any security convertible into or exchangeable or exercisable for shares of Common Stock, whether or not for sale for its own account, on a form and in a manner which would permit registration of shares of Common Stock held by a Stockholder or PAC Affiliate for sale to the public under the Securities Act other than in an initial public offering, the Company shall give written notice of the proposed registration to each Stockholder and PAC Affiliate not later than thirty (30) days prior to the filing thereof. Each Stockholder and each PAC Affiliate shall have the right to request that all or any part of his or its Common Stock be included in such registration. Each Stockholder and each PAC Affiliate can make such a request by giving written notice to the Company within ten (10) business days after the giving of such notice by the Company (any Stockholder or PAC Affiliate giving the Company a notice requesting that shares of Common Stock owned by it be included in such proposed registration being hereinafter referred to in this Section 5 as a "Registering Stockholder"); provided, however, that if the registration is an underwritten registration and the managing underwriters of such offering determine that the aggregate amount of securities of the Company which the Company, all Registering Stockholders and all other stockholders of the Company entitled to register securities in connection with any offering ("Other Registering Stockholders") propose to include in such registration statement exceeds the maximum amount of securities that may be sold without having a material adverse effect on the success of the offering, including, without limitation, the selling price and other terms of such offering, the Company will include in such registration, first, the securities which the Company proposes to sell and, second, the shares of Common Stock of such Registering Stockholders and the shares of Common Stock to be sold for the account of Other Registering Stockholders, pro rata among all such Registering Stockholders and such Other Registering Stockholders, taken together, on the basis of the relative number of shares of Common Stock owned by all Registering Stockholders and such Other Registering Stockholders who have requested that securities owned by them be so included (it being further agreed and understood, however, that such underwriters shall have the right to eliminate entirely the participation of the Registering Stockholders in such registration of all Registering Stockholders if such underwriters eliminate entirely the participation in such registration of all such Other Registering Stockholders). Shares of Common Stock proposed to be registered and sold pursuant to an underwritten offering for the account of any Registering Stockholder shall be sold to the prospective underwriters selected or approved by the Company and on the terms and subject to the conditions of one or more underwriting agreements negotiated between the Company and the prospective underwriters. Any Registering Stockholder who holds shares being registered in any offering shall have the right to receive a copy of the form of underwriting agreement and shall have an opportunity to hold discussions with the lead underwriter of the terms of such underwriting agreement. The Company may withdraw any registration statement at any time before it becomes effective, or postpone or terminate the offering of securities, without obligation or liability to any Registering Stockholder.

       (b) Holdback Agreements. Notwithstanding any other provision of this
           -------------------
Section 5, each Stockholder and each PAC Affiliate agrees that (if so required by the underwriters in an underwritten offering) he or she will not (and it shall be a condition to the rights of each Stockholder or PAC Affiliate under this Section 5 that such Stockholder or PAC Affiliate do not) offer for public sale any shares of Common Stock during a period not to exceed one-hundred and eighty (180) days after the effective date of any registration statement filed by the Company in connection with an underwritten public offering (except as part of such underwritten registration or as otherwise permitted by such underwriters).

       (c) Expenses. Except as otherwise required by state Securities or blue
           --------
sky laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company and the Stockholders and PAC Parties in connection with any registration under this Section 5 shall be borne by the Company, except that the following expenses shall be borne by the Stockholder or PAC Affiliate incurring the same: (i) the costs and expenses of counsel to such Stockholder or PAC Affiliate to the extent such Stockholder or PAC Affiliate retains counsel (other than (i) counsel to the Company, (ii) one counsel representing the Stockholders and selected by the holders of a majority of the Stockholder Shares and (iii) one counsel representing the PAC Parties, whose reasonable fees and expenses shall be paid by the Company); (ii) discounts, commissions, fees or similar compensation owing to underwriters, selling brokers, dealer managers or other industry professionals, to the extent relating to the distribution or sale of such Stockholder's or PAC Affiliate's securities; (iii) transfer taxes with respect to the securities sold by such Stockholder or such PAC Affiliate; and (iv) other expenses incurred by such Stockholder or such PAC Affiliate and incidental to the sale and delivery of the securities to be sold by such Stockholder or such PAC Affiliate.

       (d) Registration Procedures. In connection with any registration of shares of Common Stock under the Securities Act pursuant to this Agreement, the Company will consult with each Registering Stockholder whose Common Stock is to be included in any such registration concerning the form of underwriting agreement, shall provide to such Registering Stockholder the form of underwriting agreement prior to the Company's execution thereof and shall provide to such Registering Stockholder and its representatives such other documents (including comments by the SEC on the Registration Statement) as such Registering Stockholder shall reasonably request in connection with its participation in such registration. The Company will furnish each Registering Stockholder whose Common Stock is registered thereunder and each underwriter, if any, with a copy of the registration statement and all amendments thereto and will supply each such Registering Stockholder and each underwriter, if any, with copies of any prospectus included therein (a "Prospectus") (including a preliminary prospectus and all amendments and supplements thereto), in such quantities as may be reasonably necessary for the purposes of the proposed sale or distribution covered by such registration. The Company shall not, however, be required to maintain the registration statement effective or to supply copies of a prospectus for a period beyond ninety (90) days after the effective date of such registration statement and, at the end of such period, the Company may deregister any securities covered by such registration statement and not then sold or distributed. In the event that the Company prepares and files with the SEC a registration statement or registration statements on any appropriate form under the Securities Act (a "Registration Statement"), which provides for the sale of shares of Common Stock held by any Registering Stockholder pursuant to its obligations under this Section 5 and such Registration Statement becomes effective under the Securities Act, the Company will:

            (i) upon filing a Registration Statement or any Prospectus or any amendments or supplements thereto, the Company will furnish to the Registering Stockholders whose Common Stock is covered by such Registration Statement and the underwriters, if any, copies of all such documents;

           (ii) prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for the ninety (90) day period referenced in paragraph (a) above; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

          (iii) notify the Registering Stockholders and the managing underwriters, if any, promptly, and (if requested by any such person or entity) confirm such advice in writing, (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC or any state blue sky commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (C) of the issuance by the SEC or any state blue sky commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (E) of the existence of any fact which results in a Registration Statement, a Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

           (iv) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement;

            (v) if requested by the managing underwriters or a Registering Stockholder, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or the Registering Stockholders holding a majority of the Common Stock being sold by Registering Stockholders agree should be included therein relating to the sale of such Common Stock, including without limitation, information with respect to the amount of Common Stock being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Common Stock to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

           (vi) furnish to such Registering Stockholder and each managing underwriter at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (vii) deliver to such Registering Stockholders and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons or entities may reasonably request;

         (viii) prior to any public offering of Common Stock, register or qualify or cooperate with the Registering Stockholders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Common Stock for offer and sale under the securities or blue sky laws or such jurisdictions within the United States as any Registering Stockholder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Common Stock covered by the applicable Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

           (ix) cooperate with the Registering Stockholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing shares of Common Stock to be sold pursuant to such Registration Statement and not bearing any restrictive legends, and enable such shares of Common Stock to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Common Stock to the underwriters;

            (x) if any fact contemplated by paragraph (iii)(E) above shall exist, prepare a supplement or post-effective amendment to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Common Stock being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

           (xi) cause all Common Stock covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

          (xii) provide a CUSIP number for all shares of Common Stock included in such Registration Statement, not later than the effective date of the applicable Registration Statement;

         (xiii) enter into such agreements (including an underwriting agreement in form reasonably satisfactory to the Company) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Common Stock;

          (xiv) make available for inspection by a representative of the Registering Stockholders, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Registering Stockholders or underwriter, all financial and other records, any pertinent corporate documents and properties of the Company reasonably requested by such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons or entities unless disclosure of such records, information or documents is required by court or administrative order; and

           (xv) otherwise use his or its reasonable best efforts to comply with all applicable rules and regulations of the SEC and relevant state blue sky commissions, and make generally available to the Registering Stockholders earning statements satisfying the provisions of Section 11(a) of the Securities Act no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Common Stock of such Registering Stockholder is sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                  (e) Conditions to Stockholder Rights: Indemnification by
                      ----------------------------------------------------
          Stockholder. It shall be a condition of each Registering Stockholder's
          -----------
          rights hereunder to have Common Stock owned by it registered that:

          (i) such Registering Stockholder shall cooperate with the Company in all reasonable respects by supplying information and executing documents relating to such Registering Stockholder or the securities of the Company owned by such Registering Stockholder in connection with such registration;

         (ii) such Registering Stockholder shall enter into such undertakings and take such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to ensure compliance with federal and state securities laws and the rules or other requirements of the NASD or otherwise to effectuate the offering; and

         (iii) such Registering Stockholder shall execute and deliver an agreement to indemnify and hold harmless the Company and each underwriter (as defined in the Securities Act), and each person or entity, if any, who controls such underwriter within the meaning of the Securities Act, against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which such underwriter or controlling person or entity may become subject under the Securities Act or otherwise, in such manner as is customary for registrations of the type then proposed and, in any event, at least equivalent in scope to indemnities given by the Company in connection with such registration, but only with respect to information furnished in writing by such Registering Stockholder specifically for use in the Registration Statement or Prospectus in connection with such registration and with respect to such Registering Stockholder's failure to deliver Prospectuses as required under the Securities Act (so long as the Company has delivered copies of the Prospectus to such Registering Stockholder).

                  (f) Indemnification by Company. In the event of any
                      --------------------------
          registration under the Securities Act of any Common Stock of Registering Stockholders pursuant to this Section 56, the Company shall execute and deliver an agreement to indemnify and hold harmless each Registering Stockholder disposing of such Common Stock and any underwriter in connection with such disposition against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which such Registering Stockholder may become subject under the Securities Act or otherwise, in such manner as is customary in underwriting agreements for registrations of the type then proposed.

                  (g) Rule 144. The Company covenants that it will file the
                      --------
            reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the SEC thereunder so that the conditions of Rule 144(c) are satisfied. Upon the request of any Registering Stockholder, the Company will deliver to such Registering Stockholder a written statement as to whether it has complied with such requirements.

                  (h) Priority. Without the consent of the holders of at least a
                      --------
            majority of the Stockholder Shares, the Company shall not grant PAC or any PAC Affiliate registration rights with respect to any Common Stock held by PAC or such PAC Affiliate as of the date hereof or hereafter acquired by any of them that are prior in right to the registration rights granted to the Stockholders hereunder. Subject to the foregoing and notwithstanding any other provision of this
            Section 5, the Company may without the consent of the Parties, grant registration rights senior to the rights of the Parties pursuant to this Section 5.

SECTION 6.  PREEMPTIVE RIGHTS.

                    (a) The Company hereby grants to each Holder the option and right to purchase (a "Preemptive Right"), pursuant to the terms and conditions of this Section 6, such Holder's pro rata share of any Common Stock, or options, warrants, subscriptions, rights or other securities convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalent Securities"), which the Company may from time to time propose to sell for cash to a PAC Affiliate prior to the Company's initial public offering; provided, however, that notwithstanding the foregoing, no Holder shall have any Preemptive Right to purchase such Holder's pro rata share of (i) Common Stock issued upon the exercise of stock options granted to and held by the employees, directors or consultants of the Company, or (ii) Common Stock issued to leasing entities or financial institutions in connection commercial leasing or borrowing transactions.

                    (b) In the event that the Company proposes to undertake an issuance of Common Stock or Common Stock Equivalent Securities to a PAC Affiliate prior to its initial public offering, the Company shall give the Stockholders written notice (the "Preemptive Right Notice") of the Company's intention to sell Common Stock or Common Stock Equivalent Securities for cash, the proposed price therefor, the identity of the proposed purchaser thereof, and the principal terms and conditions upon which the Company proposes to issue and sell such Common Stock or Common Stock Equivalent Securities. Each Stockholder shall have thirty (30) calendar days from the delivery date of any such Preemptive Right Notice to agree to purchase an amount of Common Stock or Common Stock Equivalent Securities (as the case may be) up to such Stockholder's Preemptive Right pro rata share (calculated prior to the proposed issuance) for the purchase price, and upon the terms and conditions specified in, the Preemptive Right Notice, by delivery of written notice thereof to the Company, which notice shall state therein the amount of Common Stock or Common Stock Equivalent Securities to be so purchased in connection therewith.

                    (c) In the event that any Stockholder shall fail to purchase all of such Stockholder's Preemptive Right pro rata share of any Common Stock or Common Stock Equivalent Securities proposed to be sold by the Company pursuant to the Preemptive Right provided for in this Section 6, the Company shall have 180 calendar days after the last date on which such Stockholder's Preemptive Right lapsed to sell the Common Stock or Common Stock Equivalent Securities in respect of which such Stockholder's Preemptive Right was not exercised, at or above the purchase price, and upon terms not more favorable to the purchasers of such Common Stock or Common Stock Equivalent Securities, than the terms specified in the initial Preemptive Right Notice delivered in connection with such sale. In the event that the Company shall not have sold the Common Stock or Common Stock Equivalent Securities proposed to be sold as described in a Preemptive Right Notice within such 180-day period, the Company shall not thereafter issue or sell any Common Stock or Common Stock Equivalent Securities to a PAC Party without first offering such Common Stock or Common Stock Equivalent Securities (as the case may be) to the Stockholders pursuant to the Preemptive Right provided in this Section 6.

SECTION 7.  MISCELLANEOUS.

                    (a) Financial Information. If the Company or any direct or
                        ---------------------
            indirect Parent of the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (the "reporting requirements"), the Company shall deliver to Genstar and StarGen, on the date that it is required to file such documents with the Securities and Exchange Commission (the "Commission"), annual and quarterly reports as filed with the Commission, which reports include the consolidated financial information of the Company and its subsidiaries. If neither the Company nor any direct or indirect Parent of the Company is subject to the reporting requirements, the Company shall deliver to Genstar and StarGen, on the date that it would have been (if it were subject to such reporting requirements) required to file such documents with the Commission annual and quarterly financial statements and a management's discussion and analysis ("MD&A") substantially equivalent to the annual and quarterly financial statements and MD&A with respect to the Company and its subsidiaries that would have been included in reports filed with the Commission if the Company (or any direct or indirect Parent of the Company) were subject to the reporting requirements.

                    (b) Legends. Each certificate representing the Restricted
                        -------
            Shares shall bear the following legend:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SAID LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF."

            "THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN A STOCKHOLDERS AGREEMENT BETWEEN THE ISSUER AND THE INITIAL HOLDER HEREOF DATED AS OF NOVEMBER 24,1999. A COPY OF SUCH AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

                    (c) Successors, Assigns and Transferees. This Agreement
                        -----------------------------------
            shall be binding upon and inure to the benefit of the Parties hereto and their respective legal representatives, heirs, legatees, successors, and assigns and any other transferee of the Restricted Shares and shall also apply to any Restricted Shares acquired by Stockholders, Stockholder Affiliates or a PAC Affiliate after the date hereof. In the event that PAC transfers all or any portion of its shares to any PAC Affiliate, such PAC Affiliate shall execute a signature page to this Agreement as provided in Section 7(k) hereof and agree to be bound by the terms hereof and shall become a "Party" for all purposes hereunder.

                    (d) Specific Performance, Etc. The Company, each PAC
                        -------------------------
            Affiliate and each Stockholder, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of each other Parties' obligations under this Agreement. The Company, PAC and each Stockholder agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                    (e) Governing Law. This Agreement shall be governed by and
                        -------------
            construed in accordance with the laws of the State of New York.

                    (f) Interpretation. The headings of the Sections contained
                        --------------
            in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect the meaning or interpretation of this Agreement.

                    (g) Notices. All notices and other communications provided
                        -------
            for or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when delivered by overnight courier or hand delivery, when sent by telecopy, or five days after mailing if sent by registered or certified mail (return receipt requested) postage prepaid, to the Parties at the following addresses (or at such other address for any Party as shall be specified by like notices, provided that notices of a change of address shall be effective only upon receipt thereof).

            If to the Company, at:

            Panolam Industries Holdings, Inc.
            20 Progress Drive
            Shelton, Connecticut  06484
            Attention:  Robert J. Muller, Jr.
            Facsimile:  (203) 925-0050

            with copies to:

            PAC, at the address given below and

            Latham & Watkins
            505 Montgomery Street
            Suite 1900
            San Francisco, California 94111
            Attention:  Scott R. Haber, Esq.
            Facsimile:  (415) 395-8095

            If to PAC, at:
            Panolam Acquisition Company, L.L.C.
            c/o The Carlyle Group, L.L.C.
            1001 Pennsylvania Avenue, NW
            Suite 220
            Washington, D.C.  20004
            Attention:  Jerome Powell
            Facsimile:  (202) 347-1818

            with copies to:

            Gibson, Dunn & Crutcher LLP
            1050 Connecticut Avenue, N.W.
            Washington, D.C.  20036
            Attention:  Howard D. Adler, Esq.
            Facsimile:  (202) 467-0539

            If to Genstar or Stargen at:.

            Genstar Capital Partners II, L.P.
            555 California Street, Suite 4850
            San Francisco, CA  94104
            Attention:  Jean-Pierre Conte
            Facsimile:  (415) 834-2385

            With copies to:

            Latham & Watkins
            505 Montgomery Street, Suite 1900
            San Francisco, CA  94111
            Attention:  Scott R. Haber, Esq.
            Michael S. Ringler, Esq.
            Facsimile:  (415) 395-8095

                    (h) Recapitalization, Exchange, Etc. Affecting the Company's
                        --------------------------------------------------------
            Stock. The provisions of this Agreement shall apply, to the full
            -----
            extent set forth herein, with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) that may be issued in respect of, in exchange for, or in substitution of, the Restricted Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof. This Agreement shall also apply to any shares of Common Stock acquired by the Stockholders at any time hereafter, whether as a result of exercising Vested Options or otherwise without any further action by such Stockholder.

                    (i) Counterparts. This Agreement may be executed in two or
                        ------------
            more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

                    (j) Severability. In the event that any one or more of the
                        ------------
            provisions contained herein or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby to the extent consistent with the intent of the parties as reflected by this Agreement.

                    (k) Amendment. This Agreement may be amended only by written
                        ---------
            agreement executed by Holders of a majority of the PAC Shares and holders of at least a majority of the Stockholder Shares (a "Stockholder Majority"). At any time hereafter, Permitted Transferees may be made parties hereto by executing a signature page in the form attached as Exhibit A hereto, which signature page shall be countersigned by the Company and shall be attached to this Agreement and become a part hereof without any further action of any other party hereto.

                    (l) Effectiveness. This Agreement shall be effective from
                        -------------
            and after the Closing (as defined in the Stock Purchase Agreement). In the event that the Stock Purchase Agreement is terminated prior to the consummation of the transactions contemplated thereby, this Agreement shall immediately terminate and be of no further force and effect.

                    (m) Determination of Fair Market Value. The "fair market
                        ---------------- -----------------
            value" of any securities for any purpose hereunder shall be determined by the Company and the Stockholder as follows:

            (i) if such security is listed on one or more national securities exchanges (within the meaning of the Securities Exchange Act of 1934, as amended), the fair market value shall be the average closing price of such security for the most recent twenty (20) trading days on the principal exchange on which such security is then trading;

           (ii) if such security is not traded on a national securities exchange but is quoted on NASDAQ or a successor quotation system, the fair market value shall be the average last sales price for the most recent twenty (20) trading days as reported by NASDAQ or such successor quotation system; or

           (iii) if such security is not publicly traded on a national securities exchange and is not quoted on NASDAQ or a successor quotation system, the fair market value shall be agreed upon by the Stockholder and the Company; provided that if the Stockholder and the Company cannot agree on the fair market value within twenty (20) business days of the date for which fair market value is to be determined, the Stockholder and the Company shall jointly retain an independent appraiser or other consultant with experience valuing securities of issuers in the Company's industry, who shall determine the fair market value of such securities (without any minority discount being attributed to the securities to be purchased) (the "Independent Appraiser"). In the event that the Stockholder and the Company cannot agree on an Independent Appraiser within thirty (30) business days of the date for which fair market value is to be determined, the Company and the Stockholder shall each retain an independent accounting firm of national reputation, which shall jointly designate and retain the Independent Appraiser. The Stockholder and the Company agree to use their reasonable best efforts to cooperate with the Independent Appraiser, and provide such information (subject to customary confidentiality protections, if requested) reasonably required for the Independent Appraiser to determine the fair market value of such securities. Each of the Company and the Stockholder shall bear one-half of the cost of the Independent Appraiser (including the costs of appointment).

                    (n) Entire Agreement. This writing constitutes the entire
                        ----------------
            agreement of the Parties with respect to the subject matter hereof.

          IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

                              PANOLAM ACQUISITION COMPANY, L.L.C.


                              By:___________________________________
                                    Jerome Powell
                                    Chairman

                              PANOLAM INDUSTRIES HOLDINGS, INC.


                              By:___________________________________
                                    Robert J. Muller
                                    President

                              GENSTAR CAPITAL PARTNERS II, L.P.

                              By:______________________________________



                              STARGEN II LLC

                              By:______________________________________

                                   EXHIBIT A

                      PERMITTED TRANSFEREE SIGNATURE PAGE


          IN WITNESS WHEREOF, the undersigned Permitted Transferee hereby accepts the terms and conditions of this Agreement and agrees to be bound thereby as a Party thereto, effective as of ____________________.


                              _____________________________________
                              as Permitted Transferee


                              By:___________________________________
                              Name:
                              Title:

                              PANOLAM INDUSTRIES HOLDINGS, INC.


                              By:___________________________________
                              Name:
                              Title: